SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): July 22, 1998


                          The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)











                        Page 1 of 6 Pages
                Exhibit Index is located on Page 4

     Item 5.   Other Events.


               1. On July 22, 1998, the Registrant supplemented its second quarter earnings release, which was issued on July 15, 1998 as follows:

Core segment profit margin for the second quarter was 14.8% versus 14.7% in 1997. The Tools segment delivered significant operating profit improvement, rising to 16.4% from 16.0% last year despite continuation of a competitive pricing environment for fastening systems. Hardware segment operating profit decreased to 10.0% from 14.2% last year, reflecting both mix and lower than expected volumes in the Home Decor business. In the beginning of the quarter Home Decor's largest customers initiated corrections to their inventory levels, however, the necessary reductions in factory spending lagged the lower level of sales. Specialty Hardware operating profit improved to 8.2% from 5.6% in 1997 due primarily to increased volumes, productivity gains and lower wood prices in the U.S. entry door business.

Operating profit margins in the U.S. dipped slightly to 15.8% from an unusually strong 16.1% in the prior year quarter. European profitability declined to 11.1% of sales from 13.6% in 1997. The quarter reflected slowing in the company's European markets and continued pricing pressures in the fastening systems business. In Other Areas operating margins improved to 13.1% primarily due to the additional profitability of our Latin American business.

The table, "Business Segment Information" attached hereto as Exhibit 20(i), provides clarification of reported results for the second quarters and first six months of 1998 and 1997, reconciling them with normalized core results.


     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (c)  20(i)  Business Segment Information for the second
                      quarters and first six months of 1998 and 1997.












                        Page 2 of 6 Pages


                            SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                   THE STANLEY WORKS



Date: July 22, 1998      By:       Stephen S. Weddle
                         Name:     Stephen S. Weddle
                         Title:    Vice President
                                   General Counsel and
                                   Secretary

































                        Page 3 of 6 Pages

                          EXHIBIT INDEX

                    Current Report on Form 8-K
                       Dated July 22, 1998



          Exhibit No.                             Page

          20(i)                                     5








































                        Page 4 of 6 Pages

                                                             Exhibit (20) (i)

                           THE STANLEY WORKS AND SUBSIDIARIES
                             BUSINESS SEGMENT INFORMATION
                           (Unaudited, Millions of Dollars)
OPERATING PROFIT
                                    Second Quarter 1998

                                              Related                 Core
                                   Restrg   Transition               Profit
                       Reported    Charges     Costs       Core      Margin
INDUSTRY SEGMENTS
    Tools             $   76.5     $   -     $  11.1    $  87.6       16.4%
    Hardware               6.4         -         2.2        8.6       10.0%
    Specialty Hardware     3.0         -         3.0        6.0        8.2%
       Total              85.9         -        16.3      102.2       14.8%
    Net corporate
       expenses          (11.8)        -           -      (11.8)
    Interest expense      (6.6)        -           -       (6.6)
    Earnings before
       income taxes   $   67.5     $   -      $ 16.3    $  83.8

GEOGRAPHIC AREAS
    United States     $   65.1     $   -      $ 14.5   $   79.6       15.8%
    Europe                11.2         -         1.0       12.2       11.1%
    Other Areas            9.6         -         0.8       10.4       13.1%
       Total          $   85.9     $   -      $ 16.3    $ 102.2       14.8%

                                     Second Quarter 1997
                                              Related                 Core
                                   Restrg   Transition              Profit
                       Reported    Charges     Costs*       Core     Margin
INDUSTRY SEGMENTS
    Tools             $  (38.3)    $ 110.7    $ 10.4    $  82.8       16.0%
    Hardware               2.6         7.5       2.1       12.2       14.2%
    Specialty Hardware    (9.8)       13.7         -        3.9        5.6%
       Total             (45.5)      131.9      12.5       98.9       14.7%
    Net corporate
       expenses          (29.6)        5.3      11.0      (13.3)
    Interest expense      (6.4)          -         -       (6.4)
    Earnings (loss) before
       income taxes   $  (81.5)    $ 137.2    $ 23.5    $  79.2

GEOGRAPHIC AREAS
    United States     $  (19.1)    $  87.6    $  8.5    $  77.0       16.1%
    Europe               (12.0)       24.1       2.4       14.5       13.6%
    Other Areas          (14.4)       20.2       1.6        7.4        8.4%
        Total          $  (45.5)    $ 131.9    $ 12.5    $  98.9       14.7%

* Includes stock option charge.

                               Page 5 of 6 Pages

                        THE STANLEY WORKS AND SUBSIDIARIES
                            BUSINESS SEGMENT INFORMATION
                          (Unaudited, Millions of Dollars)
OPERATING PROFIT
                                           Year to Date 1998
                                               Related                Core
                                   Restrg     Transition             Profit
                       Reported     Chgs        Costs      Core      Margin
INDUSTRY SEGMENTS
    Tools             $  139.4    $   -      $  23.1    $ 162.5       15.5%
    Hardware              20.1        -          4.3       24.4       13.4%
    Specialty Hardware     2.9        -          5.2        8.1        6.0%
       Total             162.4        -         32.6      195.0       14.3%
    Net corporate
       expenses          (23.3)       -            -      (23.3)
    Interest expense     (13.4)       -            -      (13.4)
    Earnings(loss)before
       income taxes   $  125.7    $   -      $  32.6    $ 158.3

GEOGRAPHIC AREAS
    United States     $  120.3    $   -      $  28.8    $ 149.1       15.2%
    Europe                24.6        -          2.3       26.9       11.7%
    Other Areas           17.5        -          1.5       19.0       12.2%
       Total          $  162.4    $   -      $  32.6    $ 195.0       14.3%


                                       Year to Date 1997

                                              Related                 Core
                                   Restrg    Transition              Profit
                       Reported     Chgs        Costs*      Core     Margin
INDUSTRY SEGMENTS
    Tools             $   17.7   $   111.8    $ 18.0    $ 147.5       14.8%
    Hardware              14.4         7.9       4.0       26.3       14.7%
    Specialty Hardware    (7.5)       14.3       0.2        7.0        4.9%
       Total              24.6       134.0      22.2      180.8       13.7%
    Net corporate
       expenses          (35.4)       (1.4)     11.1      (25.7)
    Interest expense     (12.0)          -         -      (12.0)
    Earnings (loss) before
       income taxes   $  (22.8)  $   132.6    $ 33.3    $ 143.1

GEOGRAPHIC AREAS
    United States     $   34.1   $    88.8    $ 16.1    $ 139.0       14.9%
    Europe                (0.7)       24.5       3.5       27.3       12.8%
    Other Areas           (8.8)       20.7       2.6       14.5        8.5%
       Total          $   24.6    $  134.0    $ 22.2    $ 180.8       13.7%

* Includes stock option charge



                               Page 6 of 6 Pages